FTI FUNDS

fti large capitalization growth fund
fti large capitalization growth and income fund fti international equity fund fti small capitalization equity fund
FTI eUROPEAN sMALLER COMPANIES FUND
fti bond fund
fti municipal bond fund




Supplement to combined Prospectus Dated March 31, 2001
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The following information is a supplement to your combined Prospectus.

1. Please delete the paragraph under FTI Large Capitalization Growth Fund-- Strategy on page 2, and replace with the following:

     "Strategy: To seek its goal, the Fund invests in equity securities of companies with market capitalizations in excess of $5 billion at the time of purchase that the Fund's adviser, Fiduciary International, Inc., (Adviser) believes are of above-average financial quality and offer the prospect for above-average growth of earnings, cash flow or assets relative to the companies that comprise the Russell 1000 Growth Index (Russell 1000 Growth). In selecting securities for the Fund, the Adviser considers earnings growth, relative valuation measures and quality of company management."

2. Please delete the table under "Average Annual Total Return Table" on page 8, and replace with the following:

      "Calendar Period             Fund           Russell 1000 Growth
      1 Year                       -13.67%        -22.42%
      Since Inception (1)             4.95%           5.51%
        1   The Fund's inception date was December 11, 1998."


3. Please add the following biography of John P. Callaghan, under the "Small Capitalization Equity Fund" heading on page 57:

     "John P. Callaghan, Senior Vice President, Mr. Callaghan is head of the U.S. Small Cap Equity team and is also responsible for managing institutional portfolios in the small capitalization sector. Mr. Callaghan graduated magna cum laude and Phi Beta Kappa from Harvard College and is a graduate of Harvard Business School. Prior to joining Fiduciary in 2001, he was Managing Director at Deutsche Asset Management where he co-managed $1.3 billion in both separate accounts and mutual funds. Mr. Callaghan has over 17 years experience researching and managing U.S. small cap equities with previous experience at Odyssey Partners, Weiss Peck and Greer, and Equitable Capital Management."



                                                                    May 16, 2001





Edgewood Services, Inc., Distributor

Cusip 302927702 LCGF
Cusip 302927801 LCGIF
Cusip 302927207 IEF
Cusip 302927108 SCEF
Cusip 302927884 ESCF
Cusip 302927603 BF
Cusip 302927504 MBF

26384  (5/01)                                                           518044